SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported) June 18, 1996 (March 1, 1996)
                                                ------------------------------



                         MANAGEMENT TECHNOLOGIES, INC.
                         -----------------------------

             Exact name of Registrant as specified in its Charter)


                                    NEW YORK
                                    --------

                 (State or other jurisdiction of incorporation)


     0-17206                              13-3029797
- ---------------------               ----------------

Commission File No.        I.R.S. Employer Identification
630 Third Avenue, New York, NY            10017
- --------------------------------    -----------

Address of principal                                Zip Code
executive offices


      (212) 983-5620
- --------------------

Registrant's telephone number,
including area code








ITEM 5.   OTHER EVENTS


     By agreement effective as of March 1st, 1996 (the ``sset Purchase Agreement'), by and between Management Technologies, Inc. (the ``Company'') and McDonnell Information Systems Group Plc. (``cDonnell'' or the ``Seller''), the Company agreed to acquire certain assets used primarily in the international banking systems business of the Seller (the `Acquired Assets'') and to assume certain rights and obligations of the Seller under certain contracts between the Seller and certain third parties (the ``ssumed Contracts''). The Asset
Purchase Agreement is Exhibited hereto as Exhibit 10.186



                                          2
     The Acquired Assets include all, equipment, hardware, software, books, records and all rights and interest of the Seller to all intangible intellectual property rights in the certain international banking software products marketed under the trademarks of Version 5 and Pro-IV IBS (collectively, the ``BS Software''.

     The Acquired Assets were used by the Seller in the business of developing, marketing, licensing the IBS Software. The Company intends to continue to use the Acquired Assets to expand its international banking software business and product offering.

     In consideration for the transfer of the Acquired Assets, the Company agreed to issue and deliver to the Seller up to 2,000,000 of its common stock (the ``onsideration Shares'') on condition that certain revenues are received and recognized during a period starting March 1, 1996 and ending April 30, 1999. The Consideration Shares are issuable in tranches, starting March 1, 1997. The Consideration Shares are issuable in numbers equal to 1,000 Consideration Shares for every $3,000 of revenue received by the Company and revenue recognized from certain customers of the Seller relating to (a) the sale and licensing of the IBS Software, (b) the provision of certain services such as customization and installation related to the licensing and sale of the IBS Software, for a period starting March 1, 1996 and ending April 30, 1999, up to a maximum of 2,000,000 shares. In addition, the Company agreed to issue to the Seller 1,000,000 shares of its common stock within 45 days of the close of the first fiscal year in which the Company's profits is greater or equal to $10,000,000 for a period ending April 30, 1999.

ITEM 7:   EXHIBITS


                                          3

10.186         Asset Purchase Agreement between McDonnell Information Systems
Group               Plc. and Management Technologies, Inc. dated March 1, 1996.

                           SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    New York, New York
June 18, 1996


                              MANAGEMENT TECHNOLOGIES, INC.
                              ----------------------------------------

                              (Registrant)


                              /s/ Peter Morris
                              PETER MORRIS
                              Chief Operating Officer